UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024

CONFLUENT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40526	47-1824387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 W. Evelyn Avenue
Mountain View, California		94041
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 439-3207

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	CFLT	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02 Results of Operations and Financial Condition.

On May 7, 2024, Confluent, Inc. (“Confluent”) issued a press release announcing its financial results for the quarter ended March 31, 2024. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by Confluent under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2024, Ying Christina Liu, Confluent's Chief Accounting Officer and principal accounting officer, informed Confluent that she will be resigning from Confluent, effective on or about May 22, 2024, to pursue another opportunity. Ms. Liu’s resignation was not a result of any disagreement on any matter relating to Confluent’s accounting practices, operations or policies.

Effective as of May 6, 2024, Rohan Sivaram, Confluent’s Chief Financial Officer and principal financial officer, was designated by Confluent’s board of directors as Confluent’s principal accounting officer. Mr. Sivaram’s biographical information can be found in Confluent’s definitive proxy statement on Schedule 14A for Confluent’s 2024 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 24, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 7, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Confluent, Inc.

Dated:	May 7, 2024	By:	/s/ Rohan Sivaram
Rohan Sivaram Chief Financial Officer